TAX SHARING AGREEMENT
TAX SHARING AGREEMENT (the “Agreement”), made as of December 20, 2010, by and among Wendy’s/Arby’s Group, Inc., a Delaware corporation (“WAG”), and each other corporation which is a member of, and each other entity that is disregarded as an entity separate from a member of, the affiliated group of which WAG is the common parent and files consolidated and combined income tax returns for federal and state income tax purposes (each other such corporation or entity, a “WAG Sub,” and such other corporations and entities collectively, the “WAG Subs”).
WAG is the common parent of an affiliated group (within the meaning of Section 1504 of the Internal Revenue Code of 1986, as amended (the “Code”)) of corporations (collectively, the “WAG Group”) of which each corporate WAG Sub is a member, and files consolidated federal income tax returns on the basis of a taxable year consisting of 52 or 53 weeks ending on the Sunday closest to December 31st on behalf of itself and all other members of the WAG Group.
WAG and the WAG Subs desire to provide for payment by the WAG Subs to WAG of the amounts payable by the WAG Subs in respect of federal income taxes and of certain state and local taxes, and for payments by WAG to the WAG Subs, all as provided herein.
Accordingly, WAG and each WAG Sub agree as follows:
1.Agreement to Join in Consolidated Returns
1.1    Each corporate WAG Sub agrees to join with WAG in any consolidated federal income tax return (“Consolidated Return”) for any taxable year for which WAG files a Consolidated Return that includes such WAG Sub.

1.2    Each WAG Sub hereby irrevocably designates WAG as its agent for the purpose of taking any and all actions necessary or incidental to the filing of Consolidated Returns. Each WAG Sub agrees to furnish WAG with any and all information requested by WAG in order to carry out the provisions of this Agreement; to cooperate with WAG in filing any return or consent contemplated by this Agreement; to take such actions as WAG may request, including, but not limited to, the filing of all elections and the filing of requests for the extension of time within which to file tax returns; and to cooperate in connection with any refund claim.
1.3    At WAG’s request and unless such payment shall violate Section 12 of this Agreement, each WAG Sub shall pay to WAG an amount in respect of federal income taxes of the WAG Group for such taxable year, determined in accordance with Section 2 hereof. WAG shall have the sole responsibility for making any required payments to the Internal Revenue Service (the “Service”) in satisfaction of the consolidated federal income tax liability of the WAG Group for such year whether or not any payment was requested. For each quarter of each fiscal year that is covered by this agreement, at WAG’s request, a WAG Sub shall make payment to WAG, no later than five business days after WAG’s request, of a portion of the amount required to be paid pursuant to Section 2 hereof equal to the amount of the installment payment of estimated income tax such WAG Sub would be required to make to the Service for such quarter under Section 6655 of the Code; provided, that WAG may instead request that each applicable WAG Sub pay to WAG its allocable share (determined in the reasonable discretion of Wendy’s/Arby’s Restaurants, LLC (“WAR”)) of the installment payment of the aggregate estimated income tax that the relevant members of the WAR Subgroup (as defined below) would be required to make to the Service for such quarter if those members of the WAR Subgroup had filed consolidated federal income tax returns as a stand-alone group that did not include any other members of the WAG Group. If WAG fails to file a Consolidated Return that includes a WAG Sub for any taxable year for which such WAG Sub has made or caused to be made a payment or payments pursuant to this Section 1.3, WAG shall promptly refund such payment or payments.
1.4    At a WAG Sub’s request, the amount of any overpayment or underpayment made pursuant to Section 1.3 hereof may be credited against or added to, as the case may be, the amount otherwise required to be paid for the fiscal quarter within which the amount of such overpayment or underpayment first becomes reasonably ascertainable; provided, however, that, upon a WAG Sub providing to WAG all information that would have been required by the Service (including supporting schedules) after the close of any taxable year but within the period described in Section 6425(a)(l) of the Code, WAG shall repay within the period described in Section 6425 (b)(l) of the Code, the amount of any net remaining overpayment of tax liability of such WAG Sub for such year.
1.5    WAG agrees to indemnify and hold harmless each WAG Sub against and from any claims of liability for federal income tax, interest thereon, and penalties with respect thereto asserted by the Service, arising from any taxable period for which the Agreement is in effect to the extent such WAG Sub has made a payment in respect of such liability to WAG pursuant to this Agreement.

1.6    WAG shall have the sole responsibility for the preparation and filing of the Consolidated Return and Combined Returns required to be filed by the WAG Group. Each WAG Sub shall cooperate fully with WAG in any audit or any proceeding relating to any Consolidated Return or Combined Return and shall pay an appropriate share, as determined in accordance with the Credit Agreement among certain WAG Subs, certain lenders, and Bank of America, N.A., as administrative agent, dated as of May 24, 2010 (the “2010 Credit Agreement”), of the expenses of any such audit or other proceeding. WAG shall have sole control over and discretion as to the undertaking, conduct, settlement or other disposition of any tax controversy arising out of any Consolidated Return or Combined Return filed by the WAG Group.
1.7    At WAG’s election, WAG shall also have the sole preparation and filing responsibility for a WAG Sub’s separate company state and local income or franchise tax returns. If any such election is made, such WAG Sub shall cooperate fully with WAG in any audit or any proceeding relating to any separate company state and local tax returns of such WAG Sub, and shall pay an appropriate share, as determined in accordance with the 2010 Credit Agreement, of the expenses of any such audit or other proceeding. If any such election is made, WAG shall have sole control over and discretion as to the undertaking, conduct, settlement or other disposition of any tax controversy arising out of any separate company state and local returns of such WAG Sub filed by WAG.

2.Computation of Tax Liability of the WAG Group
2.1    For each taxable year for which this Agreement remains in effect, at WAG’s request, each WAG Sub that is a corporation for federal income tax purposes shall pay (in the manner provided in Section 1.3 hereof), an amount equal to the federal income tax liability that would have been payable by such WAG Sub for such taxable year if such WAG Sub had filed a separate federal income tax return for such year and all prior years for which this Agreement was in effect (but is not so payable by such WAG Sub because such WAG Sub is a member of the WAG Group), computed in accordance with the actual elections, conventions and other determinations with respect to the WAG Group reflected in the Consolidated Return filed by WAG; provided, however, that any item of income or loss of a member of the WAG Group that is treated as deferred on the Consolidated Return filed by WAG (e.g., gain or loss on an intercompany transaction between members of the WAG Group that is deferred pursuant to Section 1.1502-13 or 1.1502-13T of the Treasury regulations (a “Deferred Transaction”)) shall be taken into account in computing taxable income of the WAG Group for purposes of this Agreement only at such time and in such amount as such item is actually taken into account on the Consolidated Return filed by WAG. Payments made by a WAG Sub pursuant to this Section, Section 1.3 above and Section 3 shall be in lieu of any other payment by such WAG Sub on account of its share, if any, of the consolidated federal income tax liability of the WAG Group for such taxable year. Except as hereinbefore provided with respect to a Deferred Transaction, payments made for any taxable year by a WAG Sub pursuant to this Section 2 shall be made without regard to the actual consolidated federal income tax liability, if any, of the WAG Group for such taxable year.

2.2    Notwithstanding anything in this Agreement to the contrary:
a.    The total payments made under this Section 2 by WAR and such entities as are now or may, after the date of this Agreement, be its direct or indirect subsidiaries (collectively, the “WAR Subgroup”) with respect to any taxable period shall not exceed the amount of consolidated income taxes that would have been payable by the WAR Subgroup for such taxable period if the members of the WAR Subgroup had filed consolidated income tax returns as a stand-alone group that did not include any other members of the WAG Group (the "Standalone Return"), less the amount of any such taxes directly paid to any taxing authority by any member of the WAR Subgroup; provided, that for the avoidance of doubt, in calculating the limitation set forth in this clause (a) with respect to payments made under this Section 2 in connection with any consolidated income tax return filed by the direct or indirect parent of WAR, only those members of the WAR Subgroup, and only the taxable income, gain, loss, credit, deduction or other items of such members, that were included in such filed income tax return shall be included and taken into account in the Standalone Return; and
b.    Any payments made under this Section 2 for any taxable period in respect of taxes of an Unrestricted Subsidiary (as defined in the 2010 Credit Agreement) of WAR shall be limited to the amount of cash payments made for such purpose by such Unrestricted Subsidiary to WAR or any of its Restricted Subsidiaries (as defined in the 2010 Credit Agreement) for such taxable period.

3.Adjustments
Any adjustment of income, deduction, or credit that results after the taxable year in question by reason of any carryback, amended return, claim for refund, or audit shall be given effect by redetermining amounts payable and reimbursable hereunder for such taxable year (and other taxable years, where appropriate) for which the Agreement is in effect as if such adjustment had been part of the original determination hereunder, with interest payable (by a WAG Sub or WAG, as the case may be) in the amounts provided in Section 6621 of the Code and penalties thereon payable only to the extent that penalties are actually paid by WAG to any taxing authority with respect to such adjustment.
4.Payment for Tax Benefits of Members
At WAG’s election, a WAG Sub shall be entitled to a refund of federal income taxes previously paid to WAG pursuant to this Agreement, computed in the manner described in Section 2 hereof, as a result of any consolidated net operating losses, net capital losses or tax credits claimed by the WAG Group for any taxable year for which this Agreement is in effect (provided such losses or credits are not in fact utilized in a taxable year in which this Agreement is not in effect), determined as if such WAG Sub had filed a separate federal income tax return for such year (any such loss or credit being referred to herein as a “WAG Sub Loss” and any such entitlement to a refund being referred to herein as a “WAG Sub Benefit”), that would otherwise have been available to such WAG Sub by reason of a carryback of such WAG Sub Loss, determined in accordance with the actual election under Section 172(b)(3) of the Code reflected in the Consolidated Return filed by WAG, provided such WAG Sub furnishes to WAG all information required by the Service (including supporting schedules) within the period described in Section 6411 (a) of the Code, and WAG shall pay the amount of such WAG Sub Benefit to such WAG Sub within the period described in Section 641 l(b) of the Code. The portion of such WAG Sub Loss (if any) that is not carried back shall be carried forward to the extent otherwise permitted by the Code in computing the liability of such WAG Sub pursuant to Section 2 above.
5.State Taxes
5.1    Each WAG Sub agrees, at the request of WAG, to join WAG or any direct or indirect subsidiary of WAG in any consolidated, combined state, or local income or franchise tax return (“Combined Return”) for any taxable year for which WAG or any direct or indirect subsidiary of WAG files a Combined Return that may include such WAG Sub.
5.2    If the liability for any state or local income or franchise taxes of (i) a WAG Sub and (ii) WAG or any other WAG Sub is determined on a consolidated or combined basis, the determination of such consolidated or combined liability shall be made in the reasonable discretion of WAR and any payments to be made pursuant to this Agreement with respect to any such consolidated or combined liability shall be allocated among the applicable WAG Subs as determined in the reasonable discretion of WAR; provided, however, that Section 2.2 of this Agreement shall be applied in a like manner to all matters relating to such taxes

6.Prior Agreements
All prior tax sharing agreements by and between WAG and any subsidiary of WAG or between any WAG Subs shall be cancelled without continuing effect.
7.Disputes
In the event of a disagreement between WAG and a WAG Sub with respect to any determination required to be made pursuant to this Agreement, the determination of the Chief Financial Officer of WAG, in the absence of manifest error, shall be conclusive.
8.Effective Date and Termination
This Agreement shall be effective with respect to all tax sharing payments relating to WAG and the WAG Subs made on or after the date hereof, including for the avoidance of doubt, any adjustments relating to a taxable period or portion thereof ending prior to the date hereof.
9.Captions
All Section captions contained in this Agreement are for convenience only and shall not be deemed a part of the Agreement.
10.Counterparts
This Agreement may be executed in counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one Agreement.

11.Amendment: Waiver
This Agreement may be amended, modified, superseded, cancelled or extended, and the provisions hereof may be waived, only by a written instrument signed by the parties or, in the case of a waiver, by the party waiving compliance.
12.Credit Agreement
To the extent any payment required under this Agreement violates any credit agreement provisions of WAG or any WAG Sub, then such payment will not be paid. However, a cumulative catch-up will be made in the next succeeding year in which the credit agreement provisions are not violated by such payment.
13.Governing Law
This Agreement shall be governed by the laws of the State of Georgia, without regard to the conflict of laws rules thereof.
14.Successors and Assigns
This Agreement shall be binding upon, and shall inure to all the benefits of, the parties hereto and their respective successors and assigns.

15.Notices.
Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or overnight express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally, telegraphed, telexed or sent by facsimile transmission or, if mailed by overnight mail, the day after the date of deposit with a reputable courier service, or if mailed by non-overnight certified or registered mail, five days after the date of deposit in the United States mails, as follows:
(i)if to WAG to:
Wendy’s / Arby’s Group, Inc.
1155 Perimeter Center West
Atlanta, GA 30338
Attention: Chief Financial Officer

(ii)if to a WAG Sub:

Wendy’s / Arby’s Group, Inc.
1155 Perimeter Center West
Atlanta, GA 30338
Attention: General Counsel

Any party may by notice given in accordance with this Section to the other parties designate another address or person for receipt of notices hereunder.

IN WITNESS WHEREOF, WAG and each WAG Sub has executed this Agreement as of the day and year first above written.
[Signatures begin on next page.]

WENDY’S/ARBY’S GROUP, INC.
By: /s/ Kimberly A. Butler
Name: Kimberly A. Butler
Title: Senior Vice President, Tax

WAG SUBS

ADAMS PACKING ASSOCIATION, INC.

By: /s/ Kimberly A. Butler
Name: Kimberly A. Butler
Title: Senior Vice President, Tax

ARBY’S IP HOLDER TRUST

By: /s/ Kimberly A. Butler
Name: Kimberly A. Butler
Title: Senior Vice President, Tax

ARBY’S, LLC

By: /s/ Kimberly A. Butler
Name: Kimberly A. Butler
Title: Senior Vice President, Tax

ARBY’S RESTAURANT GROUP, INC.

By: /s/ Kimberly A. Butler
Name: Kimberly A. Butler
Title: Senior Vice President, Tax

ARBY’S RESTAURANT, LLC

By: /s/ Kimberly A. Butler
Name: Kimberly A. Butler
Title: Senior Vice President, Tax

WENDYS/ARBY’S SUPPORT CENTER, LLC

By: /s/ Kimberly A. Butler
Name: Kimberly A. Butler
Title: Senior Vice President, Tax

ARG RESOURCES, LLC

By: /s/ Kimberly A. Butler
Name: Kimberly A. Butler
Title: Senior Vice President, Tax

ARG SERVICES, INC.

By: /s/ Kimberly A. Butler
Name: Kimberly A. Butler
Title: Senior Vice President, Tax

BDJ 71112, LLC

By: /s/ Kimberly A. Butler
Name: Kimberly A. Butler
Title: Senior Vice President, Tax

CAFÉ EXPRESS, LLC

By: /s/ Kimberly A. Butler
Name: Kimberly A. Butler
Title: Senior Vice President, Tax

CITRUS ACQUISITION CORPORATION

By: /s/ Kimberly A. Butler
Name: Kimberly A. Butler
Title: Senior Vice President, Tax

FRANCHISE ASSOCIATES, LLC

By: /s/ Kimberly A. Butler
Name: Kimberly A. Butler
Title: Senior Vice President, Tax

GVT HOLDINGS, INC.

By: /s/ Kimberly A. Butler
Name: Kimberly A. Butler
Title: Senior Vice President, Tax

HOME FURNISHING ACQUISITION
CORPORATION

By: /s/ Kimberly A. Butler
Name: Kimberly A. Butler
Title: Senior Vice President, Tax

MADISON WEST ASSOCIATES CORP.

By: /s/ Kimberly A. Butler
Name: Kimberly A. Butler
Title: Senior Vice President, Tax

OLDEMARK LLC

By: /s/ Kimberly A. Butler
Name: Kimberly A. Butler
Title: Senior Vice President, Tax

RCAC, LLC

By: /s/ Kimberly A. Butler
Name: Kimberly A. Butler
Title: Senior Vice President, Tax

RESTAURANT FINANCE CORPORATION

By: /s/ Kimberly A. Butler
Name: Kimberly A. Butler
Title: Senior Vice President, Tax

RTM ACQUISITION COMPANY, LLC

By: /s/ Kimberly A. Butler
Name: Kimberly A. Butler
Title: Senior Vice President, Tax

RTM ALABAMA, LLC

By: /s/ Kimberly A. Butler
Name: Kimberly A. Butler
Title: Senior Vice President, Tax

RTM DEVELOPMENT COMPANY, LLC

By: /s/ Kimberly A. Butler
Name: Kimberly A. Butler
Title: Senior Vice President, Tax

RTM GEORGIA, LLC

By: /s/ Kimberly A. Butler
Name: Kimberly A. Butler
Title: Senior Vice President, Tax

RTM GULF COAST, LLC

By: /s/ Kimberly A. Butler
Name: Kimberly A. Butler
Title: Senior Vice President, Tax

RTM INDIANAPOLIS, LLC

By: /s/ Kimberly A. Butler
Name: Kimberly A. Butler
Title: Senior Vice President, Tax

RTM MID-AMERICA, LLC

By: /s/ Kimberly A. Butler
Name: Kimberly A. Butler
Title: Senior Vice President, Tax

RTM OPERATING COMPANY, LLC

By: /s/ Kimberly A. Butler
Name: Kimberly A. Butler
Title: Senior Vice President, Tax

RTM PARTNERS, LLC

By: /s/ Kimberly A. Butler
Name: Kimberly A. Butler
Title: Senior Vice President, Tax

RTM PORTLAND, LLC

By: /s/ Kimberly A. Butler
Name: Kimberly A. Butler
Title: Senior Vice President, Tax

RTM SAVANNAH, LLC

By: /s/ Kimberly A. Butler
Name: Kimberly A. Butler
Title: Senior Vice President, Tax

RTM SEA-TAC, LLC

By: /s/ Kimberly A. Butler
Name: Kimberly A. Butler
Title: Senior Vice President, Tax

RTM WEST, LLC

By: /s/ Kimberly A. Butler
Name: Kimberly A. Butler
Title: Senior Vice President, Tax

RTM, LLC

By: /s/ Kimberly A. Butler
Name: Kimberly A. Butler
Title: Senior Vice President, Tax

RTMSC, LLC

By: /s/ Kimberly A. Butler
Name: Kimberly A. Butler
Title: Senior Vice President, Tax

SEPSCO, LLC

By: /s/ Kimberly A. Butler
Name: Kimberly A. Butler
Title: Senior Vice President, Tax

SYBRA, LLC

By: /s/ Kimberly A. Butler
Name: Kimberly A. Butler
Title: Senior Vice President, Tax

THE NEW BAKERY CO. OF OHIO, INC.

By: /s/ Kimberly A. Butler
Name: Kimberly A. Butler
Title: Senior Vice President, Tax

TRIARC ACQUISITION, LLC

By: /s/ Kimberly A. Butler
Name: Kimberly A. Butler
Title: Senior Vice President, Tax

TXL CORPORATION

By: /s/ Kimberly A. Butler
Name: Kimberly A. Butler
Title: Senior Vice President, Tax

WBT GC, LLC

By: /s/ Kimberly A. Butler
Name: Kimberly A. Butler
Title: Senior Vice President, Tax

WENDY RESTAURANT, INC.

By: /s/ Kimberly A. Butler
Name: Kimberly A. Butler
Title: Senior Vice President, Tax

WENDY’S/ARBY’S INTERNATIONAL, INC.

By: /s/ Kimberly A. Butler
Name: Kimberly A. Butler
Title: Senior Vice President, Tax

WENDY’S/ARBY’S INTERNATIONAL, SERVICES, INC.

By: /s/ Kimberly A. Butler
Name: Kimberly A. Butler
Title: Senior Vice President, Tax

WENDY’S ARBY’S RESTAURANTS, LLC

By: /s/ Kimberly A. Butler
Name: Kimberly A. Butler
Title: Senior Vice President, Tax

WENDY’S INTERNATIONAL, INC.

By: /s/ Kimberly A. Butler
Name: Kimberly A. Butler
Title: Senior Vice President, Tax

WENDY’S OF DENVER, INC.

By: /s/ Kimberly A. Butler
Name: Kimberly A. Butler
Title: Senior Vice President, Tax

WENDY’S OF N.E. FLORIDA, INC.

By: /s/ Kimberly A. Butler
Name: Kimberly A. Butler
Title: Senior Vice President, Tax

WENDY’S OLD FASHIONED HAMBURGERS
OF NEW YORK, INC.

By: /s/ Kimberly A. Butler
Name: Kimberly A. Butler
Title: Senior Vice President, Tax